UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 17, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Expedia, Inc. (“the Company”) under Items 2.01, 7.01 and 9.01 on September 17, 2015, disclosing, among other things, the completion of its acquisition of Orbitz Worldwide, Inc. (“Orbitz”). Amendment No. 1 is being filed to include the financial statements and financial information of Orbitz required by Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Orbitz as of June 30, 2015 and for the three and six months ended June 30, 2014 and 2015, and the notes related thereto are attached as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference into this Amendment No. 1.

The audited consolidated financial statements of Orbitz as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto are attached as Exhibit 99.2 to this Amendment No. 1 and are incorporated by reference into this Amendment No. 1.

The consent of Deloitte & Touche LLP, Orbitz’ independent accountants, is attached as Exhibit 23.1 to this Amendment No. 1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Orbitz for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015, and the notes related thereto are attached as Exhibit 99.3 to this Amendment No. 1 and are incorporated by reference into this Amendment No. 1.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, Independent Accountants of Orbitz Worldwide, Inc.

99.1	Unaudited condensed consolidated financial statements of Orbitz Worldwide, Inc. as of June 30, 2015 and for the three and six months ended June 30, 2015 and 2014, and the notes related thereto.

99.2	Audited consolidated financial statements of Orbitz Worldwide, Inc. as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of Expedia, Inc. and Orbitz Worldwide, Inc. for the year ended December 31, 2014, and as of and for the six months ended June 30, 2015, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Mark D. Okerstrom
Mark D. Okerstrom
Chief Financial Officer

Dated: November 12, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, Independent Accountants of Orbitz Worldwide, Inc.

99.1	Unaudited condensed consolidated financial statements of Orbitz Worldwide, Inc. as of June 30, 2015 and for the three and six months ended June 30, 2015 and 2014, and the notes related thereto.

99.2	Audited consolidated financial statements of Orbitz Worldwide, Inc. as of December 31, 2013 and December 31, 2014, and for the years ended December 31, 2012, December 31, 2013 and December 31, 2014, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information of Expedia, Inc. and Orbitz Worldwide, Inc. for the year ended December 31, 2014, and as of and for the six months ended June 30, 2015, and the notes related thereto.